(2_FIDELITY_LOGOS)FIDELITY

GOVERNMENT SECURITIES
FUND
ANNUAL REPORT
SEPTEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     13   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    17   Notes to the financial statements.

REPORT OF INDEPENDENT    19   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            20


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1995         PAST 1   PAST 5   PAST 10
                                         YEAR     YEARS    YEARS

Government Securities Fund               13.21%   58.91%   144.82%

Salomon Brothers Treasury/Agency Index   13.56%   57.88%   151.99%

Lehman Brothers Government Bond Index    13.57%   57.84%   151.40%

Average General U.S. Government
 Bond Fund                               12.74%   50.93%   123.29%

Consumer Price Index                     2.54%    15.45%   41.46%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index or the Salomon Brothers Treasury/Agency Index - both broad measures of the performance of U.S. government bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the average general U.S. government bond fund, which reflects the performance of 164 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1995            PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

Government Securities Fund                  13.21%   9.71%    9.37%

Salomon Brothers Treasury/Agency Index      13.56%   9.56%    9.68%

Lehman Brothers Government Bond Index       13.57%   9.56%    9.66%

Average General U.S. Government Bond Fund   12.74%   8.55%    8.33%

Consumer Price Index                        2.54%    2.91%    3.53%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
              Government Salomon Brot
     09/30/85   10000.00    10000.00
     10/31/85   10149.78    10183.86
     11/30/85   10364.65    10411.70
     12/31/85   10691.05    10720.11
     01/31/86   10735.55    10783.87
     02/28/86   11127.20    11213.36
     03/31/86   11495.08    11674.99
     04/30/86   11560.82    11720.46
     05/31/86   11336.32    11433.30
     06/30/86   11639.73    11815.85
     07/31/86   11741.64    11920.13
     08/31/86   12070.68    12247.32
     09/30/86   11874.65    12047.15
     10/31/86   12050.92    12217.17
     11/30/86   12223.00    12366.43
     12/31/86   12254.39    12382.74
     01/31/87   12369.66    12513.22
     02/28/87   12411.35    12609.60
     03/31/87   12351.11    12465.77
     04/30/87   12022.65    12226.56
     05/31/87   11963.21    12168.73
     06/30/87   12124.37    12307.12
     07/31/87   12138.72    12272.03
     08/31/87   12068.06    12220.63
     09/30/87   11870.89    11990.31
     10/31/87   12194.87    12446.99
     11/30/87   12275.89    12506.30
     12/31/87   12384.62    12647.65
     01/31/88   12726.82    13077.15
     02/29/88   12884.63    13216.53
     03/31/88   12795.87    13084.56
     04/30/88   12758.87    12998.57
     05/31/88   12683.10    12937.77
     06/30/88   12874.18    13199.23
     07/31/88   12850.04    13114.71
     08/31/88   12864.26    13135.97
     09/30/88   13082.12    13415.71
     10/31/88   13271.33    13650.97
     11/30/88   13151.12    13501.71
     12/31/88   13172.48    13545.69
     01/31/89   13334.72    13727.57
     02/28/89   13262.83    13621.81
     03/31/89   13327.32    13702.37
     04/30/89   13582.35    13958.88
     05/31/89   13827.42    14313.74
     06/30/89   14217.78    14798.60
     07/31/89   14475.50    15106.51
     08/31/89   14275.32    14850.99
     09/30/89   14331.47    14919.19
     10/31/89   14625.34    15306.68
     11/30/89   14759.09    15451.00
     12/31/89   14834.63    15474.23
     01/31/90   14642.69    15261.21
     02/28/90   14699.57    15274.06
     03/31/90   14717.48    15289.38
     04/30/90   14665.62    15160.38
     05/31/90   14969.61    15567.64
     06/30/90   15177.65    15815.75
     07/31/90   15371.52    16025.80
     08/31/90   15291.54    15794.00
     09/30/90   15405.96    15960.56
     10/31/90   15635.94    16222.51
     11/30/90   15981.94    16570.45
     12/31/90   16248.86    16832.90
     01/31/91   16366.65    17011.32
     02/28/91   16495.51    17083.48
     03/31/91   16564.54    17176.89
     04/30/91   16718.13    17381.51
     05/31/91   16803.43    17442.30
     06/30/91   16764.21    17430.93
     07/31/91   16971.78    17650.87
     08/31/91   17408.00    18043.79
     09/30/91   17805.69    18434.24
     10/31/91   17958.40    18576.58
     11/30/91   18125.62    18769.83
     12/31/91   18842.29    19413.83
     01/31/92   18519.79    19113.33
     02/29/92   18557.31    19189.94
     03/31/92   18435.90    19074.28
     04/30/92   18550.59    19210.70
     05/31/92   18932.22    19544.80
     06/30/92   19255.39    19828.99
     07/31/92   19847.55    20320.76
     08/31/92   20018.61    20529.33
     09/30/92   20283.82    20813.03
     10/31/92   19954.31    20511.05
     11/30/92   19968.44    20473.48
     12/31/92   20344.17    20819.45
     01/31/93   20826.17    21286.51
     02/28/93   21336.67    21701.68
     03/31/93   21449.91    21760.00
     04/30/93   21661.90    21946.82
     05/31/93   21575.52    21913.71
     06/30/93   22106.80    22405.48
     07/31/93   22248.18    22543.37
     08/31/93   22867.89    23044.53
     09/30/93   22958.08    23146.35
     10/31/93   23077.25    23207.63
     11/30/93   22749.87    22952.60
     12/31/93   22850.90    23054.91
     01/31/94   23218.82    23371.72
     02/28/94   22529.88    22885.39
     03/31/94   21929.57    22352.59
     04/30/94   21720.66    22180.60
     05/31/94   21702.09    22159.34
     06/30/94   21587.17    22113.87
     07/31/94   22069.13    22499.88
     08/31/94   22055.99    22505.81
     09/30/94   21624.07    22190.48
     10/31/94   21539.95    22168.24
     11/30/94   21520.86    22119.31
     12/31/94   21661.38    22271.54
     01/31/95   22068.04    22707.95
     02/28/95   22582.87    23183.91
     03/31/95   22708.24    23321.80
     04/30/95   22991.55    23622.30
     05/31/95   23908.47    24591.01
     06/30/95   24075.92    24777.34
     07/31/95   23982.03    24691.35
     08/31/95   24258.15    24973.56
     09/29/95   24481.64    25198.93

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Government Securities Fund on September 30, 1985. As the chart shows, by September 30, 1995, the value of your investment would have grown to $24,482 - a 144.82% increase on your initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $25,199 - a 151.99% increase. Beginning with this report the fund will compare its performance to the Salomon Brothers Treasury/Agency Index rather than the Lehman Brothers Government Bond Index. Although the difference in performance between the two indices is small, the Salomon Brothers Index includes fewer securities and is more straightforward to monitor on a daily basis. For comparison purposes, both indices are shown on page 4.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED SEPTEMBER 30,

      1995                        1994   1993   1992   1991

Dividend return               6.98%    5.76%     7.06%    8.07%    9.37%

Capital appreciation return    6.23%   -11.57%    6.12%    5.85%    6.21%

Total return                  13.21%   -5.81%    13.18%   13.92%   15.58%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1995   PAST          PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

Dividends per share                5.07(cents)   30.21(cents)   60.89(cents)

Annualized dividend rate           6.25%         6.16%          6.39%

30-day annualized yield            5.67%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.88 over the past month, $9.78 over the past six months and $9.53 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. bond markets posted strong
returns during the 12 months
ended September 30, 1995. For
the 12-month period, the Lehman
Brothers Aggregate Bond Index
- a broad measure of U.S.
taxable bonds - posted a total
return of 14.06%. A strong rally
starting in November 1994
helped bonds recover from the
effects of the sharply rising
interest rate environment seen
earlier that year. Indications of a
slowing economy and a relative
absence of inflation pressures
encouraged bond investors,
helping to push interest rates
down. Monetary policy also
played a role in the bond market's
performance. In an effort to thwart
the possibility of a recession, the
Federal Reserve Board lowered
the fed funds rate - the rate
banks charge each other for
overnight loans - by 0.25% in
July to 5.75%, after a string of
seven successive interest rate
increases in 1994 and early
1995. Mortgage-backed
securities rode along with the
rally. The Salomon Brothers
Mortgage Index returned 13.46%
during the period.
An interview with Robert Ives,
Portfolio Manager of Fidelity
Government Securities Fund
Q. BOB, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended September 30, 1995, the fund had a total return of 13.21%. That beat the 12.74% return for the average general U.S. government bond fund, as tracked by Lipper Analytical Services. The Salomon Brothers Treasury/Agency Index had a return of 13.56% for the 12-month period.
Q. WHAT HELPED THE FUND TOP THE AVERAGE FUND?
A. My feeling is that other managers may have positioned their funds with shorter durations in response to the rising interest we saw through the end of 1994. Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. The shorter the duration, the less sensitive the bond or fund generally is to upward or downward movements in interest rates. Perhaps other fund managers were concerned that interest rates would keep increasing and didn't expect the dramatic drop in rates we saw in 1995. While interest rates were rising, I maintained a duration that was in line with the general government securities market. As a result, the fund is better able to participate in the bond market rally we've seen since November 1994, as interest rates have come down significantly.
Q. SO MUCH SO THAT THE FUND HAS ENJOYED A ONE-YEAR TOTAL RETURN THAT IS WELL ABOVE ITS 10-YEAR AVERAGE ANNUAL RETURN . . .
A. Yes, it's been a great year for shareholders. The market has seen a dramatic drop in interest rates, as sentiment turned from one of fear that strong future growth would spark inflation to one where more data have quelled those inflation fears. At the same time, the return produced by the fund this past year is unlikely to be repeated in the near future. Let me add that currently and going forward, I'll be measuring the fund's performance against the market as measured by the Salomon Brothers Treasury/Agency Index. My goal will be to generate returns that are better than the treasury/agency market as a whole, while attempting to limit volatility relative to the benchmark. As a result, I've tried to position the fund so that its sensitivity to interest rates is in line with the index.
Q. HOW IS THE FUND CURRENTLY POSITIONED IN TERMS OF SECTOR WEIGHTING?
A. The fund has reduced its investments in agency issues over the past six months, increasing its focus on Treasury securities. I have been selling agency securities after they significantly outperformed Treasuries. Earlier in the period agency bonds were attractive buy candidates, because when Orange County, California, was having its problems, there were a lot of sellers in the marketplace, particularly those selling callable bonds. The added supply pushed prices down. At that point in time, I increased agency bond weighting. Since then, though, the callable agency issues have performed well, so I've reduced the fund's investments there.
Q. WHAT ABOUT MATURITY STRUCTURE?
A. Earlier in the period, I had the fund in a barbell structure, focusing the fund's investments on the two ends of the maturity spectrum and investing less in between, relative to the market. I positioned the fund in this way because longer-term maturity Treasury securities had higher yields than is typical for the prevailing market conditions at the time. Now, however, yields along the entire maturity structure of the market are more in line, so I've neutrally weighted the fund's maturity structure, relative to the market as measured by the Salomon Brothers Treasury/Agency Index. The one area where I've particularly limited the fund's investments is in five-year Treasury securities. This part of the market is trading higher in price relative to its historical values. That's because supply of these securities is limited, relative to current demand.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. If you're asking me where do we go from here, I'll tell you that if the economy continues to slow - as it has during most of 1995 - the bond market may continue to rally, because inflation will seem to pose little threat to bonds' fixed payments. At the same time, it's possible the economy might rebound. We're in a period where it's unclear which way the economy is headed. We're seeing mixed signals. The structure of the fund and my strategy will be a function of what opportunities arise during the next six months.

FUND FACTS
GOAL: high current income
free from state and local
taxes
START DATE: April 4, 1979
SIZE: as of September 30,
1995, more than $896 million
MANAGER: Robert Ives, since
February 1995; manager,
Fidelity Advisor Government
Investment Fund and Fidelity
Advisor Annuity Government
Investment Fund, since
February 1995; Spartan
Long-Term Government
Fund, since October 1995;
Spartan Government
Income Fund, since 1993;
Fidelity Mortgage
Securities Portfolio, January
1993 - August 1993; Fidelity
Ginnie Mae Portfolio, 1993 -
February 1995; Spartan
Ginnie Mae Fund, 1993 -
February 1995; joined
Fidelity in 1991
(checkmark)
BOB IVES ON THE EFFECT OF
FEDERAL BUDGET NEGOTIATIONS ON
INTEREST RATES AND THE BOND
MARKET:
"If the current battle over the
federal budget is resolved
with meaningful reductions in
the budget deficit there could
be a positive effect on the
bond market. Bond investors
likely would respond
positively to real budget cuts
or a balanced budget
amendment. That's because
this new fiscal restraint would
signal a reduction of
government spending, which
would be a reduction in the
economic stimulus. In
response, the Federal
Reserve Board probably
would ease interest rates to
prevent the reduction in
government spending from
sending the economy into
recession. Bond prices rise
when interest rates fall, so it's
not hard to see why this
scenario would please bond
investors.
"In the short term, most of the
boost to the bond market
would be psychological,
because the relative impact of
budget cuts probably wouldn't
be felt for a number of years.
Right now, the bond market is
assuming that the federal
debt is likely to grow. If the
bond market perceives the
federal debt will stop growing,
that would present a
positive, meaningful change,
even though it would take
time to work through."

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1995
                    % OF FUND'S INVESTMENTS    % OF FUND'S INVESTMENTS
                                               6 MONTHS AGO

Under 7%                 21.6                       31.0

 7 -  7.99%          30.2                       25.8

 8 -  8.99%          23.2                       29.1

 9 -  9.99%          11.7                       6.3

10 - 10.99%          1.1                        1.2

11 - 11.99%          7.4                        3.3

12% and over         4.7                        3.2

Zero coupon bonds    0.1                        0.1

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS, IF ANY.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1995
               6 MONTHS AGO

Years    8.7    8.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1995
               6 MONTHS AGO

Years    4.9    4.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF SEPTEMBER 30, 1995 AS OF MARCH 31, 1995
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 29.7
Row: 1, Col: 3, Value: 30.0
Row: 1, Col: 4, Value: 38.3
U.S. Treasury
obligations 53.3%
U.S. government
agency
obligations 44.3%
Short-term
investments 2.4%
U.S. Treasury
obligations 70.2%
U.S. government
agency
obligations 29.7%
Short-term
investments 0.1%
Row: 1, Col: 1, Value: 3.4
Row: 1, Col: 2, Value: 44.3
Row: 1, Col: 3, Value: 20.0
Row: 1, Col: 4, Value: 29.3

INVESTMENTS SEPTEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 70.3%
 8%, 10/15/96 $ 40,175,000 $  41,047,601
 4 3/8%, 11/15/96  37,545,000  36,970,186
 7 1/4%, 11/15/96  12,525,000  12,716,758
 8 1/2%, 5/15/97  20,180,000  21,002,940
 5 1/4%, 7/31/98  44,220,000  43,459,858
 9 1/4%, 8/15/98  41,410,000  44,994,450
 7 1/8%, 9/30/99  21,072,000  21,901,605
 7 3/4%, 12/31/99  62,820,000  66,834,826
 7 7/8%, 8/15/01  5,000,000  5,435,950
 6 1/4%, 2/15/03  24,925,000  25,065,079
 11 1/4%, 8/15/03  20,000  26,047
 11 7/8%, 11/15/03  29,310,000  39,760,774
 12 3/8%, 5/15/04  7,330,000  10,294,032
 11 3/4%, 2/15/10 (callable)  18,380,000  25,393,073
 12 3/4%, 11/15/10  1,790,000  2,631,855
 9%, 11/15/18  45,560,000  58,046,174
 8 7/8%, 2/15/19  107,640,000  135,693,137
 12%, 8/15/23 (callable)  19,420,000  28,574,782
U.S. Treasury Bills
yield at date of purchase 5.28%, 12/07/95  1,320,000  1,307,368
TOTAL U.S. TREASURY OBLIGATIONS   621,156,495
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.7%
Federal Farm Credit Bank:
 8.65%, 10/1/99  3,580,000  3,885,983
 8.35%, 12/13/00  1,250,000  1,360,575
 6.56%, 8/05/02  1,790,000  1,805,931
 6.32%, 9/09/02  1,560,000  1,557,215
 6.20%, 9/23/02  2,420,000  2,393,622
 6.40%, 10/03/02  760,000  759,772
Federal Home Loan Bank:
 4 1/2%, 5/20/96 (a)  1,000,000  991,574
 4.80%, 7/12/96 (a)  1,000,000  989,931
 4 3/4%, 2/24/97 (callable) (a)  16,000,000  15,723,200
 4.30%, 6/30/97  6,665,000  6,485,845
 7.23%, 10/28/97  28,025,000  28,628,182
 5.40%, 8/3/98 (callable) (a)  50,000,000  48,780,000
 7.30%, 10/20/98  1,050,000  1,081,336
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank - continued
 5.92%, 3/18/99 $ 3,000,000 $ 2,979,840
 7.65%, 10/28/99  27,500,000  28,908,000
 7.93%, 11/1/01  1,900,000  2,044,282
 6.37%, 6/30/03  1,110,000  1,101,978
 7.59%, 5/20/04  35,010,000  37,451,142
 stripped principal 0%, 2/25/04  1,800,000  1,047,656
Student Loan Marketing Association:
 10 1/2%, 11/1/95  10,000,000  10,035,400
 7.56%, 12/9/96  50,720,000  51,587,503
 7.93%, 10/15/01  600,000  642,773
 8.14%, 10/15/03  330,000  361,337
 8.14%, 5/17/04  1,500,000  1,650,000
Twelve Federal Land Banks:
 7.95%, 10/21/96  2,520,000  2,570,400
 7.35%, 1/20/97  7,035,000  7,154,806
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   261,978,283
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $852,708,524)  $ 883,134,778
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
INCOME TAX INFORMATION
At September 30, 1995, the aggregate cost of investment securities for income tax purposes was $853,163,718. Net unrealized appreciation aggregated $29,971,060, of which $32,570,061 related to appreciated investment securities and $2,599,001 related to depreciated investment securities.
At September 30,1995, the fund had a capital loss carryforward of approximately $17,573,000 which will expire on September 30, 2003.
The fund has elected to defer to its fiscal year ending September 30, 1996 $10,976,000 of losses recognized during the period November 1, 1994 to September 30, 1995.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1995

ASSETS

Investment in securities, at value (cost $852,708,524) -                 $ 883,134,778
See accompanying schedule

Receivable for fund shares sold                                           1,079

Interest receivable                                                       17,085,911

 TOTAL ASSETS                                                             900,221,768

LIABILITIES

Payable to custodian bank                                   $ 197,146

Payable for investments purchased                            754,475

Payable for fund shares redeemed                             1,305,798

Distributions payable                                        732,595

Accrued management fee                                       335,407

Other payables and accrued expenses                          278,217

 TOTAL LIABILITIES                                                        3,603,638

NET ASSETS                                                               $ 896,618,130

Net Assets consist of:

Paid in capital                                                          $ 894,322,214

Undistributed net investment income                                       863,970

Accumulated undistributed net realized gain (loss)                        (28,994,308)
on investments

Net unrealized appreciation (depreciation) on                             30,426,254
investments

NET ASSETS, for 90,638,298 shares outstanding                            $ 896,618,130

NET ASSET VALUE, offering price and redemption price per                  $9.89
share ($896,618,130 (divided by) 90,638,298 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME                                                        $ 56,138,822
Interest

EXPENSES

Management fee                                             $ 3,601,721

Transfer agent fees                                         1,589,234

Accounting fees and expenses                                261,630

Non-interested trustees' compensation                       14,816

Custodian fees and expenses                                 13,499

Registration fees                                           106,396

Audit                                                       32,856

Legal                                                       6,242

Reports to shareholders                                     2,596

Miscellaneous                                               7,006

 TOTAL EXPENSES                                                           5,635,996

NET INVESTMENT INCOME                                                     50,502,826

REALIZED AND UNREALIZED GAIN (LOSS)                                       (5,338,218)
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                   61,371,907
investment securities

NET GAIN (LOSS)                                                           56,033,689

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 106,536,515
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                          1995             1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 50,502,826     $ 44,269,430
Net investment income

 Net realized gain (loss)                                  (5,338,218)      (16,944,754)

 Change in net unrealized appreciation (depreciation)      61,371,907       (71,976,670)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           106,536,515      (44,651,994)
FROM OPERATIONS

Distributions to shareholders                              (50,883,059)     (44,654,001)
From net investment income

 From net realized gain                                    -                (21,542,609)

 In excess of net realized gain                            (1,037,275)      -

 TOTAL DISTRIBUTIONS                                       (51,920,334)     (66,196,610)

Share transactions                                         564,857,682      443,439,151
Net proceeds from sales of shares

 Reinvestment of distributions                             41,085,061       49,600,153

 Cost of shares redeemed                                   (377,565,960)    (497,385,873)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           228,376,783      (4,346,569)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  282,992,964      (115,195,173)

NET ASSETS

 Beginning of period                                       613,625,166      728,820,339

 End of period (including under (over) distributions of   $ 896,618,130    $ 613,625,166
net investment income of $863,970 and $(454,567),
respectively)

OTHER INFORMATION
Shares

 Sold                                                      60,339,165       43,597,123

 Issued in reinvestment of distributions                   4,293,957        4,917,440

 Redeemed                                                  (39,778,275)     (49,752,437)

 Net increase (decrease)                                   24,854,847       (1,237,874)




 FINANCIAL HIGHLIGHTS   YEARS ENDED SEPTEMBER 30,               NINE MONTHS     YEARS ENDED
                                                                ENDED           DECEMBER 31,
                                                                SEPTEMBER 30,



                                                        1995      1994C      1993       1992       1991       1990

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.330   $ 10.870   $ 10.500   $ 10.300   $ 9.640    $ 9.610

Income from Investment Operations                        .625      .626       .672       .556       .801       .832
Net investment income

 Net realized and unrealized gain (loss)                 .564      (1.225)    .627       .198       .660       .030

 Total from investment operations                        1.189     (.599)     1.299      .754       1.461      .862

Less Distributions                                       (.609)    (.631)     (.679)     (.554)     (.801)     (.832)
From net investment income

 From net realized gain                                  -         (.310)     (.250)     -          -          -

 In excess of net realized gain                          (.020)    -          -          -          -          -

 Total distributions                                     (.629)    (.941)     (.929)     (.554)     (.801)     (.832)

Net asset value, end of period                          $ 9.890   $ 9.330    $ 10.870   $ 10.500   $ 10.300   $ 9.640

TOTAL RETURN B                                           13.21%    (5.81)     13.18%     7.65%      15.96%     9.53%
                                                                  %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 897     $ 614      $ 729      $ 582      $ 522      $ 469

Ratio of expenses to average net assets                  .71%      .69%       .69%       .70% A     .70%       .66%

Ratio of net investment income to average net assets     6.36%     6.26%      6.40%      7.31% A    8.23%      8.84%

Portfolio turnover rate                                  391%      402%       323%       219% A     257%       302%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Governent Securtities Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $3,174,499,956 and $2,954,097,388, respectively.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $82,279 for the period.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. During the period October 1, 1994 to December 31, 1994, FSC received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Government Securities
Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Government Securities Fund, including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the nine month period ended September 30, 1992 and each of the two years in the period ended December 31, 1991. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Government Securities Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the nine month period ended September 30, 1992 and each of the two years in the period ended December 31, 1991, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
November 1, 1995
DISTRIBUTIONS


A total of 100% of the income dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Short-Term World Income
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Long-Term Government Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
 AUTOMATED LINES FOR QUICKEST SERVICE